Exhibit 31.4

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jiong Shao, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Sorrento Therapeutics, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 25, 2018	By:	/s/ Jiong Shao
Jiong Shao
Chief Financial Officer
(Principal Financial Officer)